                                                                    Exhibit 10.8

                                                                 EXECUTION COPY

                                 AMENDMENT No. 3
                            dated as of March 8, 2002

                                      among

                           AMERICREDIT BARCLAYS TRUST,
                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                      Individually and as Collection Agent,

                         AMERICREDIT FUNDING CORP. III,
                                  Individually

                       SHEFFIELD RECEIVABLES CORPORATION,
                                   as Company,

                                       and

                                 BANK ONE, N.A.,
                 as Collateral Agent and Securities Intermediary

                                       to

                    AMENDED AND RESTATED SECURITY aGREEMENT,

                           dated as of August 31, 2000

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          Amendment NO. 3 dated as of March 8, 2002 ("Amendment No. 3"), by and
                                                      ---------------
among AMERICREDIT BARCLAYS TRUST, a Delaware business trust, as debtor (in such the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., a capacity, Delaware
     ------
corporation ("AmeriCredit"), individually and in its capacity as collection
              -----------
agent (in such capacity, the "Collection Agent"), AMERICREDIT FUNDING CORP. III,
                              ----------------
a Delaware corporation ("AFC III"), individually, SHEFFIELD RECEIVABLES
                         -------
CORPORATION, a Delaware corporation (the "Company") and BANK ONE, NA ("Bank
                                          -------                      ----
One"), individually and as collateral agent for the Secured Parties (in such
---
capacity, the "Collateral Agent") and as securities intermediary (in such
               ----------------
capacity, the "Securities Intermediary"), to the Amended and Restated Security
               -----------------------
Agreement dated as of August 31, 2000 (the "Security Agreement"), by and among
                                            ------------------
the Debtor, AmeriCredit, AFC III, the Company and Bank One, as previously amended by Amendment No. 1, dated as of June 27, 2001, by and among the Debtor, AmeriCredit, AFC III, the Company and Bank One, and as further amended by Amendment No. 2, dated as of August 17, 2001.

          WHEREAS, Section 9.2 of the Security Agreement permits amendment of the Security Agreement upon the terms and conditions specified therein;

          WHEREAS, the parties to the Security Agreement (the "Parties") wish to
                                                               -------
amend the Security Agreement.

          NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

     Section 1. Definitions. Each term used but not defined herein shall have
                -----------
the meaning assigned to such term in the Security Agreement.

     Section 2. Amendment to Section 1.1. The definition of "Commitment
                ------------------------
Termination Date" is deleted in its entirety and replaced with the following:

          "Commitment Termination Date" means March 18, 2002, or such later date
           ---------------------------
          to which the Commitment Termination Date may be extended by the Debtor, the Agent and the Company not later than 30 days prior to the then current Commitment Termination Date.

     Section 3. Counterparts. This Amendment No. 3 to the Security Agreement may
                ------------
be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment No. 3 to the Security Agreement.

     Section 4. Ratification of Security Agreement. Except as provided herein,
                ----------------------------------
all provisions, terms and conditions of the Security Agreement shall remain in full force and effect. As amended hereby, the Security Agreement is ratified and confirmed in all respects.

     Section 5. Entire Agreement. This Amendment No. 3 sets forth the entire
                ----------------
agreement between the Parties with respect to the subject matter hereof, and this

                                       1

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Amendment No. 3 supersedes and replaces any agreement or understanding that may have existed between the Parties prior to the date hereof in respect of such subject matter.

                  [Remainder of page intentionally left blank]

                                       2

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
3 as of the date set forth on the first page hereof.

                                 AMERICREDIT BARCLAYS TRUST, as Debtor

                                 By: Bankers Trust (Delaware), not in its
                                  individual capacity but solely as Trustee


                                 By:_______________________________
                                    Name:
                                    Title:


                                 AMERICREDIT FINANCIAL SERVICES, INC.,
                                  individually and as Collection Agent

                                 By:_______________________________
                                    Name:  Connie Coffey
                                    Title: Vice President, Non-Public Financings


                                 AMERICREDIT FUNDING CORP. III,
                                  individually

                                 By:_______________________________
                                    Name:  Connie Coffey
                                    Title: Vice President, Non-Public Financings

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                                         SHEFFIELD RECEIVABLES CORPORATION,
                                         as Company

                                         By:_______________________________
                                            Name:
                                            Title:


                                         BANK ONE, N.A.,
                                          as Collateral Agent and as Securities
                                          Intermediary

                                         By:_______________________________
                                            Name:
                                            Title:



ACKNOWLEDGED AND AGREED

BARCLAYS BANK PLC,


By:_______________________________
   Name:
   Title: